Exhibit 10.1.3

AMENDMENT NO. 2

AMENDMENT NO. 2, dated as of May 9, 2013 (this “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG HOLDCO, LLC, a Delaware limited liability company (“Holdings”), PGA HOLDINGS, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, (a) Section 10.1 of the Credit Agreement permits amendments or other modifications to the Credit Agreement with consent of the Administrative Agent, Holdings, the Borrower and the Required Lenders, (b) Section 10.1(d) of the Credit Agreement allows the Borrower to amend the Credit Agreement to replace all of the Term Loans with a new term loan tranche without the consent of any other Lenders (except those Lenders providing such new term loan tranche) and (c) Section 2.25 of the Credit Agreement permits the Borrower to establish a new term loan tranche, or increase commitments under an existing term loan tranche, under the Credit Agreement by effecting Incremental Commitments through an incremental amendment entered into among the Borrower, the Administrative Agent and the Persons providing such Incremental Commitments;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”) in the amount of $391,550,000 (the “New Term Loan Commitment Amount”), which shall consist of (a) a Replacement Term Loan Tranche in the amount of $341,550,000 which will refinance all of the Term Loans that are outstanding immediately prior to the effectiveness of this Amendment (the “Existing Term Loans”) and (b) an incremental Term Loan Increase of such Replacement Term Loan Tranche in the amount of $50,000,000, the proceeds of which will be used to repay the same amount of the Second Lien Term Facility;

WHEREAS, subject to the terms and conditions set forth herein, each Term Lender that has delivered a signature page hereto agreeing to the “Cashless Settlement Option” as provided on such signature page (each such Lender being a “Continuing Lender”) has agreed to convert on the Amendment No. 2 Effective Date (as defined below) all of its Existing Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date (or such lesser amounts as may be allocated to such Continuing Lender by the Administrative Agent) into New Term Loans (such converted Existing Term Loans, the “Converted Term Loans” and any such conversion of Existing Term Loans into New Term Loans being referred to herein as a “Term Loan Conversion”);

WHEREAS, subject to the terms and conditions set forth herein, to the extent not all Existing Term Loans are converted into New Term Loans, each Term Lender that has delivered a signature page hereto as a fronting Lender (each a “Fronting Lender” and, together with the Continuing Lenders, the “Replacement Lenders”) has agreed to provide New Term

Loans in a principal amount set forth on such signature page sufficient so that, when aggregated with the commitment of each other Fronting Lender to provide New Term Loans and the aggregate principal amount of Converted Term Loans, the aggregate principal amount of the New Term Loans shall equal the New Term Loan Commitment Amount. Any Lender holding Existing Term Loans immediately prior to the Amendment No. 2 Effective Date that is not a Replacement Lender is referred to herein as an “Exiting Lender”;

WHEREAS, subject to the terms and conditions set forth herein, each Exiting Lender that has delivered a signature page hereto agreeing to the “Post-Closing Settlement Option” as provided on such signature page (each a “New Term Loan Assignee”) has agreed to purchase pursuant to an Assignment and Assumption on or immediately after the Amendment No. 2 Effective Date from the Fronting Lenders New Term Loans in an aggregate principal amount not less than, the principal amount of the Existing Term Loans held by such New Term Loan Assignee immediately prior to the Amendment No. 2 Effective Date (or such lesser amounts as may be allocated to such New Term Loan Assignee by the Administrative Agent);

WHEREAS, subject to the terms and conditions set forth herein, in order to effect the foregoing and to modify the Credit Agreement as contained herein, the Borrower, the Required Lenders and the other parties hereto are willing to agree to such modification relating to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.                                          New Term Loans.

(a)                                 The Borrower shall give the Administrative Agent irrevocable notice prior to 11:00 A.M., New York City time, (i) in the case of Eurodollar Loans, three Business Days prior to the anticipated Amendment No. 2 Effective Date or (ii) in the case of ABR Loans, one Business Day prior to the anticipated Amendment No. 2 Effective Date, specifying (A) the aggregate principal amount and Type of New Term Loans to be borrowed, (B) the requested Borrowing Date and (C) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each Fronting Lender and each New Term Loan Assignee. Each Fronting Lender will make available the amount of New Term Loans to be made by such Lender to the Administrative Agent for the account of the Borrower at the Funding Office prior to 11:00 A.M., New York City time, on the borrowing date requested by the Borrower in funds immediately available to the Administrative Agent. Notwithstanding anything herein to the contrary, (i) the New Term Loans funded on the Amendment No. 2 Effective Date may, at the Borrower’s request, be funded as Eurodollar Loans which shall be deemed to have an initial Interest Period identical to the Interest Period of the Existing Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date (which Interest Period shall end on the last Business Day of June, 2013) and (ii) the Lenders party hereto waive the payment of any breakage loss or expense under Section 2.21 of the Credit Agreement in connection with the repayment of the Existing Term Loans on the Amendment No. 2 Effective Date.

(b)                                 Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date (i) each Continuing Lender agrees to convert all of its Existing Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date (or such lesser amount as may be allocated to such Lender as notified to such Lender by the Administrative Agent prior to the Amendment No. 2 Effective Date) into New Term Loans and (ii) each Fronting Lender agrees to fund a New Term Loan in a principal amount equal to its share of the New Term Loan Commitment Amount. Each party hereto acknowledges and agrees that notwithstanding any such Term Loan Conversion, each such Continuing Lender shall be entitled to receive payment on the Amendment No. 2 Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Existing Term Loans.

(c)                                  Subject to the terms and conditions set forth herein, each New Term Loan Assignee agrees to purchase from one or more Fronting Lenders, on or immediately after the Amendment No. 2 Effective Date, pursuant to one or more Assignment and Assumptions, New Term Loans in a maximum principal amount equal the principal amount of the Existing Term Loans held by such New Term Loan Assignee (or such lesser amount as may be allocated to such Lender as notified to such Lender by the Administrative Agent prior to the Amendment No. 2 Effective Date);

(d)                                 (i) Each Replacement Lender, by delivering its signature page to this Amendment and funding, or converting its Existing Term Loans into, New Term Loans on the Amendment No. 2 Effective Date and (ii) each New Term Loan Assignee, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment (such consent and approval effective as of the Amendment No. 2 Effective Date), each Loan Document (including, without limitation, the Intercreditor Agreement) and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Amendment No. 2 Effective Date. The commitments of the Replacement Lenders are several, and no Replacement Lender shall be responsible for any other Replacement Lender’s failure to make New Term Loans or convert existing Term Loans into New Term Loans.

(e)                                  Subject to the terms and conditions set forth herein, pursuant to Sections 2.25(f) and 10.1(d) of the Credit Agreement, effective as of the Amendment No. 2 Effective Date, each reference in the Loan Documents to the Term Loans shall, except as the context may otherwise require, be deemed to be a reference to the New Term Loans contemplated hereby and each Replacement Lender shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of a New Term Loan, a Term Loan) under the Loan Documents.

(f)                                   The Existing Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including any costs incurred by such Exiting Lender pursuant to Section 2.21 of the Credit Agreement) with the proceeds of the New Term Loans and other funds available to the Borrower and each Continuing Lender hereby waives its right to receive a pro rata share of such repayment as provided under Section 2.18(a) of the Credit Agreement.

(g)                                  The Required Lenders and the Administrative Agent hereby waive the requirement for delivery of a notice of prepayment pursuant to Section 2.11 of the Credit Agreement in connection with the Term Loan Conversion and repayment of the Existing Term Loans.

Section 2.                                          Amendments. Effective as of the Amendment No. 2 Effective Date, the Loan Documents are hereby amended as follows:

(a)                                 Section 1.1 of the Credit Agreement is amended by adding the following definitions in the correct alphabetical order:

“Amendment No. 2”: Amendment No. 2 to this Agreement, dated as of May 9, 2013 among the Borrower, the Administrative Agent and the Lenders party thereto.

“Amendment No. 2 Effective Date”: as defined in Amendment No. 2.

“Closing Date Term Loan”: as defined in Section 2.1.

(b)                                 Section 1.1 of the Credit Agreement is amended by (i) deleting “3.00%” in clause (a) of the definition of Applicable Margin and replacing it with “2.25%” and (ii) deleting “4.00%” in clause (a) of the definition of Applicable Margin and replacing it with “3.25%”.

(c)                                  Section 1.1 of the Credit Agreement is amended by deleting “1.25%” in the definition of Eurodollar Base Rate and replacing it with “1.00%”.

(d)                                 Section 1.1 of the Credit Agreement is amended by (i) deleting “$100,000,000” in clause (i) of the definition of Incremental Notes and replacing it with “$75,000,000” and (ii) deleting “3.75:1.00” in clause (i) of the definition of Incremental Notes and replacing it with “4.25:1.00”.

(e)                                  Section 1.1 of the Credit Agreement is amended by adding the following definition in the correct alphabetical order:

“Excluded Swap Obligations” shall mean, with respect to any Guarantor, any Swap Obligations if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligations (or the guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

(f)                                   Section 1.1 of the Credit Agreement is amended by amending and restating the definition of Term Loan in its entirety as follows:

“Term Loan”: (a) prior to the Amendment No. 2 Effective Date, a Closing Date Term and (b) on and following the Amendment No. 2 Effective Date, a term loan made pursuant to Section 1(b) of Amendment No. 2 (including Converted Term Loans (as defined in Amendment No. 2)). Unless context shall otherwise require, “Term Loans” shall include any Term Loans under the Incremental Loans.

(g)                                  Section 2.1 of the Credit Agreement is amended by deleting the phrase “(a “Term Loan”)” and replacing it with “(a “Closing Date Term Loan”)”.

(h)                                 Section 2.3 of the Credit Agreement is hereby amended and restated as follows:

2.3                               Repayment of Term Loans. The Term Loan of each Term Lender shall be payable in equal consecutive quarterly installments, commencing on June 30, 2012, on the last Business Day of each of December, March, June and September following the Closing Date, in an amount equal to (i) prior to the Amendment No. 2 Effective Date, one quarter of one percent (0.25%) of the Term Loans funded on the Closing Date and (b) on and after the Amendment No. 2 Effective Date, one quarter of one percent (0.25%) of the Term Loans funded on the Amendment No. 2 Effective Date, in each case, as adjusted to reflect any prepayments thereof in accordance with Section 2.18(i), with the remaining balance thereof payable on the Term Maturity Date.

(i)                                     Section 2.18(g) of the Credit Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

(j)                                    Section 2.18(h) of the Credit Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

(k)                                 Section 2.18(i) of the Credit Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, no amounts received from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

(l)                                     Section 2.18(j) of the Credit Agreement is hereby amended by deleting the phrase “prior to the first anniversary of the Closing Date” and replacing it with “from the Amendment No. 2 Effective Date until the date that is 180 days from the Amendment No. 2 Effective Date”.

(m)                             Section 2.25(a) of the Credit Agreement is amended (i) by deleting “$100,000,000” in clause (x) thereof and replacing it with “75,000,000” and (ii) by deleting “3.75:1.00” in clause (y)(1) thereof and replacing it with “4.25:1.00”.

(n)                                 Section 6.10 of the Credit Agreement is hereby amended and restated as follows:

6.10                        Use of Proceeds. The proceeds of the Closing Date Term Loans shall be used, first, to effect the Refinancing and any remaining amounts shall be used thereafter to effect, in part, the other Transactions and to pay related fees, commissions and expenses. The proceeds of the Term Loans made pursuant to Amendment No. 2 shall be used, first, to effect the refinancing in full of the Closing Date Term Loans outstanding immediately prior to the Amendment No. 2 Effective Date as contemplated by pursuant to Amendment No. 2 and, thereafter, to repay the Second Lien Obligations, in each case, on the Amendment No. 2 Effective Date. The proceeds of the Revolving Loans and the Swingline Loans and the Letters of Credit shall be used for general corporate (including working capital) purposes of the Borrower and its Subsidiaries not prohibited by this Agreement (including, for purposes of clarity, Permitted Acquisitions and Capital Expenditures).

(o)                                 Section 10.7(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:

Notwithstanding the foregoing, no amounts set off from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

(p)                                 Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by adding the following definitions in the correct alphabetical order:

“Excluded Swap Obligations” shall mean, with respect to any Guarantor, any Swap Obligations if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligations (or the guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof). If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an

“eligible contract participant” at such time by entering into a cross-guaranty pursuant to under section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap” means any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any Swap.

(q)                                 Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by amending and restating the definition of Borrower Obligations in its entirety as follows:

“Borrower Obligations”: collectively, the (i) Borrower Credit Agreement Obligations and (ii) Borrower Hedge Agreement and Cash Management Obligations, but, as to foregoing clause (ii), only to the extent that, and only so long as, the Borrower Credit Agreement Obligations are secured and guaranteed pursuant to this Agreement. With respect to any Guarantor, the Borrower Obligations guaranteed by such Guarantor shall not include any Excluded Swap Obligation.

(r)                                    Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by amending and restating the definition of Guarantor Obligations in its entirety as follows:

“Guarantor Obligations”: with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document, Specified Hedge Agreement or Cash Management Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent, to the Collateral Agent or to the other Secured Parties that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document). The Guarantor Obligations of any Guarantor shall not include any Excluded Swap Obligation.

(s)                                   The Guarantee and Collateral Agreement is hereby amended by adding a new Section 2.9 thereto to read in its entirety as follows:

2.9                               Cross-guaranty. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guarantee and Collateral Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.9 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.9, or otherwise under this Guarantee and Collateral Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section 2.9 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full (other than contingent or indemnification obligations not then asserted or due), no Letter of Credit (that is not cash collateralized or backstopped to the reasonable satisfaction of the Issuing Lender or purchasing Lender, as applicable, in respect thereof) shall be outstanding and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations. Each Qualified ECP Guarantor intends that this Section 2.9 constitute, and this Section 2.9 shall be deemed to constitute, an agreement for the benefit of each other Guarantor for purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 3.                                          Consent Subject to satisfaction of the conditions precedent set forth herein, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Required Lenders hereby consent to the repayment of the Second Lien Obligations on the Amendment No. 2 Effective Date in an aggregate principal amount not to exceed the aggregate principal amount of the New Term Loans outstanding on such date less the aggregate principal amount of the Existing Term Loans, which prepayment shall not be deemed to reduce the Available Amount. The consent contained in this Section 3 is a limited consent and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default or (b) any term or condition of the Credit Agreement and the other Loan Documents and (iii) shall not constitute nor be deemed to constitute a consent by the Required Lenders to anything other than the specific purpose set forth herein.

Section 4.                                          Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as of the date hereof and the Amendment No. 2 Effective Date that:

(a)                                 Before and after giving effect to this Amendment, the representations and warranties of the Borrower and each other Loan Party contained in Section 4 of the Credit Agreement or any other Loan Document shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

(b)                                 At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(c)                                  Each of Holdings and the Borrower (i) has the requisite power and authority to execute, deliver and perform the Amendment, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment and (iii) has duly executed and delivered the Amendment.

(d)                                 This Amendment constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in an proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

Section 5.                                          Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 2 Effective Date”):

(a)                                 The Administrative Agent’s receipt of executed counterparts of this Amendment from Holdings, the Borrower, the Administrative Agent, the Required Lenders, each Replacement Lender and each New Term Loan Assignee, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified.

(b)                                 The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 5 shall pay in full, (i) all of the Existing Term Loans (after giving effect to any Term Loan Conversion thereof) and (ii) all accrued and unpaid fees and interest (including the reimbursement of any costs pursuant to Section 2.21 of the Credit Agreement) with respect to the Existing Term Loans (including any such Existing Term Loans that will be converted to New Term Loans on the Amendment No. 2 Effective Date), in each case, such payments to be made with the cash proceeds of the New Term Loans to be made on the Amendment No. 2 Effective Date and other funds available to the Borrower.

(c)                                  The Borrower shall have paid, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 5 shall pay, (i) the Second Lien Obligations and (ii) all accrued and unpaid fees, interest, premiums and reimbursable costs and expenses with respect to the Second Lien Obligations (including any amounts payable under Section 2.21 of the Second Lien Credit Agreement as a result to such prepayment), such payments to be made with $50,000,000 of cash proceeds of the New Term Loans to be made on the Amendment No. 2 Effective Date.

(d)                                 The Borrower shall have reimbursed the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment which have been invoiced at least one Business Day prior to the Closing Date, including the reasonable and documented fees, charges and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent.

(e)                                  All fees required to be paid on the Amendment No. 2 Effective Date shall have been paid on or before the Amendment No. 2 Effective Date.

(f)                                   The Administrative Agent shall have received an executed legal opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties, substantially in the form of the legal opinion provided on the Closing Date. Such legal opinion shall contain such changes thereto as may be approved by, and as shall otherwise be in form and substance reasonably satisfactory to, the Administrative Agent and shall cover such other matters incident to the transactions contemplated by the Loan Documents as the Administrative Agent may reasonably require. Each of the counsel delivering the foregoing legal opinions is expressly instructed to deliver its opinion for the benefit of each of the Administrative Agent and each Lender.

(g)                                  The Administrative Agent shall have received a solvency certificate signed by the chief financial officer and treasurer on behalf of Holdings and dated as of the Amendment No. 2 Effective Date, substantially in the form of Exhibit A hereto.

(h)                                 The Administrative Agent shall have received a certificate of each of Holdings, the Borrower and each Subsidiary Guarantor dated the Amendment No. 2 Effective Date, substantially in the form of Exhibit B, with appropriate insertions and attachments.

(i)                                     The Administrative Agent shall have received a certificate of a financial officer of the Borrower, dated the Amendment No. 2 Effective Date, certifying that the Borrower is in pro forma compliance with the financial covenants in Section 7.1 (after giving effect to incurrence of the New Term Loans and the repayment and conversion of the Existing Term Loans) and attaching supporting materials and calculations.

(j)                                    The Administrative Agent shall have received an irrevocable notice of borrowing in accordance with Section 1(a) hereof and each of the conditions precedent set forth in Sections 5.2(a) and (b) of the Credit Agreement shall have been satisfied.

(k)                                 All of the conditions precedent set forth in Section 2.25 of the Credit Agreement with respect to the Term Loan Increase effected hereby shall have been satisfied.

Section 6.                                          Reaffirmations.

(a)                                 Each Guarantor, subject to the terms and limits contained in the Credit Agreement, reaffirms its guaranty of the Obligations under the Credit Agreement as amended by this Amendment. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Amendment and all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b)                                 The undersigned, as Grantors under the Guarantee and Collateral Agreement, and, as applicable, as parties to the other Security Documents hereby consent and agree to this Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the other Security Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all material respects and (ii) each of the

Guarantee and Collateral Agreement and the other Security Documents and the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations of such Grantors immediately prior to and after giving effect to this Amendment and the funding of the New Term Loans.

Section 7.                                          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 8.                                          Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 10.                                   Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall be deemed a “Loan Document” for all purposes under the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PG HOLDCO, LLC

By:	/s/ Eileen Kamerick
Name: Eileen Kamerick
Title: Treasurer and Chief Financial Officer

PGA HOLDINGS, INC.

By:	/s/ Eileen Kamerick
Name: Eileen Kamerick
Title: Treasurer and Chief Financial Officer

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date.

Barclays Bank PLC,
as a Lender

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date.

Bank of Montreal
as a Lender

By:	/s/ Katie Jones
Name: Katie Jones
Title: Managing Director

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date.

Fifth Third Bank,
as a Lender

By:	/s/ Ben Brodsky
Name: Ben Brodsky
Title: Officer

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date.

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Kevin S. Blitz
Name: Kevin S. Blitz
Title: Duly Authorized Signatory

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date.

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date.

Lake City Bank,
as a Lender

By:	/s/ Benjamin C. Norris
Benjamin C. Norris
Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

1ST Source Bank
(Type Name of Legal Entity)

as a Term Lenders

	By:	/s/ Patrick Novitzki
	Name:	Patrick Novitzki
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

5180 CLO LP

as a Term Lender

By: Guggenheim Partners Investment Management, LLC
As Collateral Manager

	By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ACE American Insurance Company

as a Term Lender

By: T. Rowe Price Associates, Inc. as investment advisor

	By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

AIB Debt Management Limited,

as a Term Lender

	By:	/s/ Roisin O’Connell
	Name:	Roisin O’Connell
	Title:	Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

If a second signature is necessary:

	By:	/s/ Fern Lindsay
	Name:	Fern Lindsay
	Title:	Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ASF1 Loan Funding LLC

as a Term Lender

	By:	Citibank N.A.

	By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Associate Director

If a second signature is necessary:

By:
Name:
Title

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ATLAS SENIOR LOAN FUND II, LTD.
	By:	Crescent Capital Group LP, its adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	BY:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ATLAS SENIOR LOAN FUND, LTD.
	By:	Crescent Capital Group LP, its adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Bank of Montreal

as a Term Lender

	By:	/s/ Katie Jones
	Name:	Katie Jones
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

BELL ATLANTIC MASTER TRUST
	By:	Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Blackstone / GSO Senior
Floating Rate Term Fund

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Brit Insurance (Gibraltar) PCC Ltd in respect of a protected cell of that company known as ‘Cell Re’

as a Term Lender

By: GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No.2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Callidus Debt Partners CLO Fund VI, Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

CapitalSource Bank

as a Term Lender

	By:	/s/ Audrey Yen
	Name:	Audrey Yen
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Central Park CLO, Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Chelsea Park CLO Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

CIT Bank,

as a Term Lender

	By:	/s/ John Tracey
	Name:	John Tracey
	Title:	Director

If a second signature is necessary:

	By:	NA
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

CIT Finance LLC,

as a Term Lender

	By:	/s/ John Tracey
	Name:	John Tracey
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

City of New York Group Trust

as a Term Lender

By: ING Investment Management Co. LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Columbus Park CDO Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Congressional Bank,

as a Term Lender

	By:	/s/ Jeff Lipson
	Name:	Jeff Lipson
	Title:	President & COO

If a second signature is necessary:

	By:	NA
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

CRESCENT ALTERNATIVE CREDIT PARTNERS, L.P.
By: Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ JOHN HWANG
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

as a Term Lender

	By:	/s/ G. WAYNE HOSANG
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ JOHN HWANG
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

EMPORIA PREFERRED FUNDING II, LTD.,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

	By:	/s/ Ryan Cascade
	Name:	Ryan Cascade
	Title:	Duly Authorized Signatory

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

EMPORIA PREFERRED FUNDING III, LTD.,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

	By:	/s/ Ryan Cascade
	Name:	Ryan Cascade
	Title:	Duly Authorized Signatory

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

FARAKER INVESTMENT PTE LTD.
By: Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Fifth Third Bank

as a Term Lender

	By:	/s/ Ben Brodsky
	Name:	Ben Brodsky
	Title:	Officer

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Fraser Sullivan CLO VII Ltd.

as a Term Lender

By: FS COA Management, LLC, as Portfolio Manager

	By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Gale Force 4 CLO, Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Servicer

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

GENERAL ELECTRIC CAPITAL CORPORATION

as a Term Lender

	By:	/s/ Kevin S. Blitz
	Name:	Kevin S. Blitz
	Title:	Duly Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Global Leveraged Capital Credit Opportunity Fund I

By, Global Leveraged Capital Management, LLC as Collateral Manager

as a Term Lender

	By:	/s/ Christian Giordano
	Name:	Christian Giordano
	Title:	Principal

If a second signature is necessary:

	By:	NA
Name:
Title:

AMENDMENT NO. 2—PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities III, Ltd.

as a Term Lender

	By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities IV, Ltd.

as a Term Lender

	By:	GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities V, Ltd.

as a Term Lender

By: GoldenTree Asset Management, LP

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities VI, Ltd

as a Term Lender

By: GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

GoldenTree Loan Opportunities VII, Ltd

as a Term Lender

By: GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Golub Capital Partners CLO 11, Ltd.
as a Term Lender

By: GC Advisors LLC, as agent

	By:	/s/ Michael Loehrke
	Name:	Michael Loehrke
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Gramercy Park CLO Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Guggenheim U.S. Loan Fund II

as a Term Lender

By: Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

	By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Health Net of California, Inc.

as a Term Lender

By: GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

as a Term Lender

By: Guggenheim High-Yield Plus Master Fund SPC, On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO
By: Guggenheim Partners Investment Management, LLC as Manager

	By:	/s/ Kaitlin Trinh
	Name:	KAITLIN TRINH
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

IBM Personal Pension Plan Trust

as a Term Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ILLINOIS STATE BOARD OF INVESTMENT
	By:	Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING (L) Flex - Senior Loans

as a Term Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Floating Rate Fund

as a Term Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING IM CLO 2011-1, Ltd.

as a Term Lender

By: ING Alternative Asset Management LLC, as its portfolio manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING IM CLO 2012-1, Ltd

as a Term Lender

By: ING Alternative Asset Management LLC, as its portfolio manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING IM CLO 2013-1, LTD.

as a Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Investment Management CLO III, LTD.

as a Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Investment Management CLO IV, LTD.

as a Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Investment Management CLO V, LTD.

as a Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Investment Trust Co. Plan for Employee Benefit Investment Funds - Senior Loan Fund

as a Term Lender

By: ING Investment Trust Co. as its trustee

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Prime Rate Trust

as a Term Lender

By: ING Investment Management Co., as it investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ING Senior Income Fund

as a Term Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Inwood Park CDO LTD.

as a Term Lender

By: Blackstone Debt Advisors LP As Collateral Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

ISL Loan Trust

as a Term Lender

By: ING Investment Management Co., as its investment advisor

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.,
By: Ivy Hill Asset Management, L.P., as Asset Manager

as a Term Lender

	By:	/s/ Ryan Cascade
	Name:	Ryan Cascade
	Title:	Duly Authorized Signatory

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

as a Term Lender

	By:	/s/ Ryan Cascade
	Name:	Ryan Cascade
	Title:	Duly Authorized Signatory

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.,
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

as a Term Lender

	By:	/s/ Ryan Cascade
	Name:	Ryan Cascade
	Title:	Duly Authorized Signatory

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Jamestown CLO I Ltd.

as a Term Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

	By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Partner

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

JMP Credit Advisors CLO I LTD
By: Cratos CDO Management, LLC
As Attorney-in-Fact

By: JMP Credit Advisors LLC
Its Manager
as a Term Lender

	By:	/s/ Ronald J. Banks

	Name:	Ronald J. Banks
	Title:	Managing Director

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

KNIGHTSBRIDGE CLO 2007-1 LIMITED,
By: Ivy Hill Asset Management, L.P., as Collateral Manager

as a Term Lender

	By:	/s/ Ryan Cascade
	Name:	Ryan Cascade
	Title:	Duly Authorized Signatory

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Lake City Bank

as a Term Lender

	By:	/s/ Benjamin C. Norris
Benjamin C. Norris
Vice President

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Maps CLO Fund II, Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

MetLife Insurance Company of Connecticut

(Type Name of Legal Entity)

as a Term Lender

	By:	/s/ Reena Pally
	Name:	Reena Pally
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY
FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

One Wall Street CLO II LTD

as a Term Lender

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Pacifica CDO V LTD

as a Term Lender

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Pacifica CDO VI LTD

as a Term Lender

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

PALMETTO INVESTORS MASTER FUND, LLC.

	By:	Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Phoenix CLO II, LTD.

as a Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Phoenix CLO III, LTD.

as a Term Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Almiro
	Name:	Jason Almiro
	Title:	Analyst

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Prospect Park CDO Ltd.

as a Term Lender

By: Blackstone Debt Advisors L.P. As Collateral Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No.2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Prospero CLO II B.V.

as a Term Lender

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

RAYMOND JAMES BANK, N.A.,

as a Term Lender

	By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Senior Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

RBS CITIZENS, NA

(Type Name of Legal Entity)

as a Term Lender

	By:	/s/ Andrea B. Goldman
	Name:	Andrea B. Goldman
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Sumitomo Mitsui Banking Corporation

as a Term Lender

	By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

This consent is made by the following Lender, acting through the undersigned investment advisor:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

T. Rowe Price Floating Rate Fund, Inc.

as a Term Lender

	By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No.2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

as a Term Lender

	By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

This consent is made by the following Lender, acting through the undersigned investment advisor:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

T. Rowe Price Institutional Floating Rate Fund

as a Term Lender

	By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

as a Term Lender

	By:	/s/ G. Wayne Hosang
	Name:	G. WAYNE HOSANG
	Title:	SENIOR VICE PRESIDENT

	By:	/s/ John Hwang
	Name:	JOHN HWANG
	Title:	VICE PRESIDENT

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Telos CLO 2006-1, LTD

as a Term Lender

	By:	/s/ Jonathan Tepper
	Name	Jonathan Tepper
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Telos CLO 2007-2, Ltd

as Term Lender

	By:	/s/ Jonathan Tepper
	Name	Jonathan Tepper
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check. ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Telos CLO 2013-3, Ltd

as a Term Lender

	By:	/s/ Jonathan Tepper
	Name:	Jonathan Tepper
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

The Metropolitan Life Insurance Company

(Type Name of Legal Entity)

as a Term Lender

	By:	/s/ Reena Pally
	Name:	Reena Pally
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing, Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

The Trustees of Syndicate 2987

as a Term Lender

By: GoldenTree Asset Management, L.P.

	By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Tribeca Park CLO Ltd.

as a Term Lender

By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

	By:	/s/ Dan Smith
	Name:	Dan Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

UBS AG, STAMFORD BRANCH

as a Term Lender

	By:	/s/ Lana Glfas
	Name:	Lana Glfas
	Title:	Director
Banking Products Services, US

If a second signature is necessary:

	By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director
Banking Products Services, US

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

US Bank Loan Fund (M) Master Trust

as a Term Lender

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Venture VI CDO Limited

as a Term Lender

By: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Venture VII CDO Limited

as a Term Lender

By: its investment advisor, MJX Asset Management, LLC

	By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Veritas CLO II, LTD

as a Term Lender

By: Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

WATERFRONT CLO 2007-1, LTD.

(Type Name of Legal Entity)

as a Term Lender

	By:	/s/ Robert E. Sydow
	Name:	Robert E. Sydow
	Title:	President, Grandview Capital Management, LLC As Investment Manager

If a second signature is necessary:

By:
Name:
Title:

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Westwood CDO I LTD

as a Term Lender

	By:	Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☒ Cashless Settlement Option:	☐ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Westwood CDO II LTD

as a Term Lender

	By:	Alcentra NY, LLC, as investment advisor

	By:	/s/ Josephine Shin
	Name:	Josephine Shin
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Term Lender

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Term Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment ant Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

BARCLAYS BANK PLC

as a Term Lender

	By:	/s/ AILEEN MONTANA
	Name:	AILEEN MONTANA
	Title:	VICE PRESIDENT

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check. ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Term Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC,
As Lender

	By:	Loomis, Sayles & Company, L.P.,
Its Managing Member

	By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

as a Term Lender

	By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President

AMENDMENT No. 2 — PRESS GANEY

FIRST LIEN

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Venture IX CDO, Limited

as a Term Lender

By: its investment advisor, MJX Asset Management LLC

	By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Venture VIII CDO, Limited

as a Term Lender

By: its investment advisor, MJX Asset Management LLC

	By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Term Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and consents as follows (check ONE option):

☐ Cashless Settlement Option:	☒ Post-Closing Settlement Option:

To convert 100% of the outstanding principal amount of Existing Term Loans held by such Lender (or such lesser amount allocated to such Lender by the Administrative Agent) into New Term Loans in a like principal amount.

To have 100% of the outstanding principal amount of Existing Term Loans held by such Lender prepaid on the Amendment No. 2 Effective Date and to agree to purchase from the Fronting Lenders pursuant to one or more Assignment and Assumptions New Term Loans in the principal amount of such Existing Term Loans (or such lesser amount allocated to such Lender by the Administrative Agent) on or immediately after the Amendment No. 2 Effective Date.

Venture X CLO, Limited

as a Term Lender

By: its investment advisor, MJX Asset Management LLC

	By:	/s/ Kenneth Ostmann
	Name:	Kenneth Ostmann
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned Fronting Lender has caused this Amendment to be executed and delivered by a duly authorized officer as of the Amendment No. 2 Effective Date and hereby irrevocably and unconditionally agrees to provide a New Term Loan in the amount of $67,666,508.87 on the Amendment No. 2 Effective Date.

BARCLAYS BANK PLC

as Fronting Lender

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

CONSENT OF SUBSIDIARY GRANTORS

By its signature below, each of the undersigned Guarantors and Grantors hereby consents to the foregoing Amendment No. 2 and confirms and reaffirms its guarantee of the Obligations and its grant of a security interest in its assets to secure the Obligations, in each case, pursuant to the Guarantee and Collateral Agreement, and each of the undersigned Guarantors and Grantors further acknowledges and agrees to be bound by the terms of Section 6 of the foregoing Amendment No. 2.

PRESS GANEY ASSOCIATES, INC.

By:	/s/ Eileen Kamerick
Name:	Eileen Kamerick
Title:	Treasurer and Chief Financial Officer

PATIENTIMPACT LLC

By:	/s/ Paul D. Worland
Name:	Paul D. Worland
Title:	Vice President and Secretary

DATA ADVANTAGE, LLC

By:	/s/ Paul D. Worland
Name:	Paul D. Worland
Title:	Vice President and Secretary

CENTER FOR PERFORMANCE SCIENCES, INC.

By:	/s/ Andrew J. Cavanna
Name:	Andrew J. Cavanna
Title:	Secretary

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

CONSENT OF SUBSIDIARY GRANTORS

By its signature below, each of the undersigned Guarantors and Grantors hereby consents to the foregoing Amendment No. 2 and confirms and reaffirms its guarantee of the Obligations and its grant of a security interest in its assets to secure the Obligations, in each case, pursuant to the Guarantee and Collateral Agreement, and each of the undersigned Guarantors and Grantors further acknowledges and agrees to be bound by the terms of Section 6 of the foregoing Amendment No. 2.

MOREHEAD ASSOCIATES, INC.

By:	/s/ Eileen Kamerick
Name:	Eileen Kamerick
Title:	Treasurer

AMENDMENT NO. 2 — PRESS GANEY

FIRST LIEN

EXHIBIT A

FORM OF SOLVENCY CERTIFICATE

Pursuant to Section 5(g) of Amendment No. 2 dated as of May     , 2013 (this “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG Holdco, LLC, a Delaware limited liability company (“Holdings”), PGA Holdings, Inc., a Delaware corporation, the Subsidiary Guarantors, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and the other Agents named therein, the undersigned hereby certifies that he is the duly elected and acting Treasurer and Chief Financial Officer of Holdings, and that as such he is authorized to execute and deliver, solely in his capacity as Treasurer and Chief Financial Officer of Holdings and not in his personal capacity, this Solvency Certificate on behalf of the Holdings. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Holdings further certifies that on the Amendment No. 2 Effective Date, after giving effect to the initial extensions of credit to be made on the Amendment No. 2 Effective Date and the consummation of the transactions contemplated by the Amendment, the Loan Parties, on a consolidated basis, are Solvent.

IN WITNESS WHEREOF, the undersigned has caused this Solvency Certificate to be executed as of this            day of May, 2013.

PG HOLDCO, LLC

By:
Name:
Title: Treasurer and Chief Financial Officer

EXHIBIT B

[FORM OF CLOSING CERTIFICATE]

CLOSING CERTIFICATE

Pursuant to Section 5(g) of Amendment No. 2 dated as of May    , 2013 (this “Amendment”), to the First Lien Credit Agreement, dated as of April 20, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among PG Holdco, LLC, a Delaware limited liability company (“Holdings”), PGA Holdings, Inc., a Delaware corporation, the Subsidiary Guarantors, each lender from time to time party thereto, Barclays Bank PLC, as Administrative Agent, and the other Agents named therein (capitalized terms used but not defined herein having the meanings provided in the Credit Agreement), the undersigned, [Insert name of officer], [Insert title of officer] of [Insert name of company] (the “Company”), hereby certifies on behalf of the Company as follows:

1.                                      [                       ] is the duly elected and qualified Secretary of the Company and the signature set forth for such officer below is such officer’s true and genuine signature.

2.                                      The representations and warranties in or pursuant to the Loan Documents are true and correct in all material respects, in each case on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects).

3.                                      No Default or Event of Default has occurred and is continuing as of the date hereof after giving effect to the extensions of credit to be made on the date hereof.

The undersigned Secretary of the Company hereby certifies as follows:

1.                                      Attached hereto as Annex 1 is a true and complete copy of a certificate of good standing or the equivalent from the Company’s jurisdiction of organization dated as of a recent date prior to the date hereof.

2.                                      Attached hereto as Annex 2 is a true and complete copy of resolutions/unanimous written consent duly adopted by the Board of Directors of the Company (or similar governing body) on April [     ], 2013, such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate (or similar) proceedings of the Company now in force relating to or affecting the matters referred to therein.

3.                                      Attached hereto as Annex 3 is a true and complete copy of the [operating agreement] [bylaws] of the Company as in effect on the date hereof.

4.                                      Attached hereto as Annex 4 is a true and complete copy of the [certificate of formation][certificate of incorporation][articles of incorporation] of the Company certified by the Secretary of State (or similar authority) of the jurisdiction of organization as in effect on the date hereof, and such [             ] has not been amended, repealed, modified or restated.

5.                                      The persons listed on Schedule I hereto are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party.

6.                                      Simpson Thacher & Bartlett LLP, [Faegre Baker Daniels LLP, Baker & McKenzie LLP and Venable LLP] each may rely on this certificate in rendering its opinion.

IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

Name:
Title:

Name:
Title: Secretary

Date: May [    ], 2013

Schedule 1

to Closing Certificate

Incumbency of [Insert company name]

NAME	OFFICE	SIGNATURE

Annex 1

to Closing Certificate

[Certificate of Good Standing]

Annex 2

to Closing Certificate

[Unanimous Written Consent/Board Resolutions]

Annex 3

to Closing Certificate

[Bylaws] [Operating Agreement]

Annex 4

to Closing Certificate

[Certificate of Formation] [Certificate of Incorporation] [Articles of Incorporation]